UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 19, 2008

AUTO UNDERWRITERS OF AMERICA, INC.
(Exact name of Registrant as specified in its charter)

California	0-11582	94-2915849
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

2670 South White Road Suite 241 San Jose, CA		95148
(Address of principal executive offices)		(Zip Code)

(408) 270-3587
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4.  Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On May 19, 2008, Auto Underwriters of America, Inc. (the “Company”) engaged Malone & Bailey, PC (“Malone”) as the Company’s independent registered public accounting firm for the year ending June 30, 2008. Malone was previously engaged as the Company’s independent registered public accounting firm from September 17, 2004 to April 19, 2007 and audited the Company’s financial statements for the fiscal years ended June 30, 2004, 2005 and 2006 (the “Prior Engagement”).  The decision to engage Malone was approved by the Company’s board of directors on May 19, 2008.

Other than during the Prior Engagement, during the years ended June 30, 2007 and June 30, 2006 and through May 19, 2008, neither the Company nor anyone on its behalf has consulted with Malone with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Malone concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

In connection with the selection of Malone, on May 19, 2008, the Company decided not to renew the engagement of Clancy and Co., P.L.L.C. (“Clancy”) as the Company’s independent registered public accounting firm.  Clancy served as the Company’s independent registered public accounting firm since April 19, 2007 and audited the Company’s financial statements for the fiscal year ended June 30, 2007.

The report of Clancy on the Company’s consolidated financial statements for the year ended June 30, 2007 did not contain an adverse opinion or a disclaimer of an opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report included an explanatory paragraph indicating substantial doubt regarding the Company’s ability to continue operations as a going concern.

During the year ended June 30, 2007 and through May 19, 2008, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Clancy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Clancy, would have caused Clancy to make reference to the subject matter of the disagreements in its report on the consolidated financial statements for such year.

During the year ended June 30, 2007 and through May 19, 2008, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that in connection with the audit of the financial statements for the fiscal year ended June 30, 2007, Clancy informed the board of directors on February 27, 2008, of the existence of a material weakness in the Company’s internal control over financial reporting, as more fully described in the Company’s Annual Report on Form 10-KSB/A for the year ended June 30, 2007 filed on April 8, 2008 with the Securities and Exchange Commission (the "SEC"), and the Quarterly Report on Form 10-QSB/A for the three months ended September 30, 2006, Quarterly Report on Form 10-QSB/A for the three months ended December 31, 2006 and Quarterly Report on Form 10-QSB/A for the three months ended March 31, 2007, each filed May 19, 2008 with the SEC.  The Company’s management believes that the material weakness has been remediated.

The Company has provided Clancy with a copy of the above disclosures, and has requested that Clancy furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of Clancy’s letter dated May 20, 2008 is attached as Exhibit 16.1 to this Report.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
16.1	Letter from Clancy and Co., P.L.L.C. to the Securities and Exchange Commission dated May 20, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Auto Underwriters of America, Inc.

Date: May 20, 2008	By: /s/ Dean Antonis
Dean Antonis
President and Treasurer

AUTO UNDERWRITERS OF AMERICA, INC.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
16.1	Letter from Clancy and Co., P.L.L.C. to the Securities and Exchange Commission dated May 20, 2008.